VINTAGE MUTUAL FUNDS, INC.


                                  EXHIBIT # 17


                  SCHEDULE OF CALCULATIONS OF YIELD QUOTATIONS

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                           AMCORE VINTAGE EQUITY FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 12/31/85 to 09/30/97 ) :
         ( 6,323.6 / 1000 ( CARET SYMBOL ) ( 1 / ( 4291 / 365) ) - 1) = 16.99%
One Year: ( 09/30/96 to 09/30/97 ) :
         ( 1,382.5 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) = 38.25%

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                        AMCORE VINTAGE FIXED INCOME FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 12/15/92 to 09/30/97 ) :
        ( 1,311.35/ 1000 ( CARET SYMBOL ) ( 1 / ( 1750 / 365) ) - 1) =  5.82%
One Year: ( 09/30/96 to 09/30/97 ) :
        ( 1,074.0 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  7.40%

                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                    AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 02/16/93 to 09/30/97 ) :
        ( 1,272.3 / 1000 ( CARET SYMBOL ) ( 1 / ( 1687 / 365) ) - 1) =  5.35%
One Year: ( 09/30/96 to 09/30/97 ) :
        ( 1,065.8 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  6.58%


                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                     AMCORE VINTAGE FIXED TOTAL RETURN FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 06/15/95 to 09/30/97 ) :
        ( 1,119.9 / 1000 ( CARET SYMBOL ) ( 1 / ( 838 / 365) ) - 1) =  5.06%
One Year: ( 09/30/96 to 09/30/97 ) :
         ( 1,070.7 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  7.07%


                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                          AMCORE VINTAGE BALANCED FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 05/31/95 to 09/30/97 ) :
     ( 1,516.7 / 1000 ( CARET SYMBOL ) ( 1 / ( 853 / 365) ) - 1) =  19.51%
One Year: ( 09/30/96 to 09/30/97 ) :
     ( 1,248.4 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  24.84%


                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                      AMCORE VINTAGE AGGRESSIVE GROWTH FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 10/02/95 to 09/30/97 ) :
    ( 1,599.6 / 1000 ( CARET SYMBOL ) ( 1 / ( 730 / 365) ) - 1) =  26.48%
One Year: ( 09/30/96 to 09/30/97 ) :
    ( 1,342.8 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =   34.28%

                                  TOTAL RETURN
                               MONEY MARKET FUNDS
                 AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 12/21/92 to 09/30/97 ) :
      ( 1,216.9 / 1000 ( CARET SYMBOL ) ( 1 / ( 1745 / 365) ) - 1) =  4.19%
One Year: ( 09/30/96 to 09/30/97 ) :
      ( 1,047.2 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  4.72%


                                  TOTAL RETURN
                                 VARIABLE FUNDS
                              NO LOAD CALCULATIONS
                                  IMG BOND FUND

Average Annual Total Return
---------------------------

T=( ERV / P ) ( CARET SYMBOL ) 1 / N - 1

Where T=    Total Return

      ERV= ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

      P=    a hypothetical initial payment of $1,000

      N=    number of years

Example:

Since inception: ( 07/07/95 to 09/30/97 ) :
         ( 1,167.9 / 1000 ( CARET SYMBOL ) ( 1 / ( 847 / 365) ) - 1) =  6.92%
One Year:  ( 09/30/96 to 09/30/97 ) :
         ( 1,080.4 / 1000 ( CARET SYMBOL ) ( 1 / ( 365 / 365) ) - 1) =  8.40%

                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                               LIQUID ASSETS FUND
                                    S SHARES


                   ENDING                                           EARNINGS
                  DIVIDEND                       SHARES               PER
                  PAYABLE     EARNINGS        OUTSTANDING            SHARE

24-Dec-97       $181,785.42   $7,920.72       60,706,362.98
25-Dec-97       $189,706.14   $7,920.72       60,706,362.98       0.0001304759
26-Dec-97       $197,924.91   $8,218.77       63,866,331.99       0.0001286871
27-Dec-97       $206,143.68   $8,218.77       63,866,331.99       0.0001286871
28-Dec-97       $214,362.45   $8,218.77       63,866,331.99       0.0001286871
29-Dec-97       $223,331.25   $8,968.80       69,828,768.14       0.0001284399
30-Dec-97       $231,218.81   $7,887.56       61,442,017.55       0.0001283740
31-Dec-97       $241,148.64   $9,929.83       72,884,304.28       0.0001362410

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED DECEMBER 31         0.0009095920


BASE PERIOD RETURN =                            0.000909592
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        4.74%
BASE PERIOD RETURN * (365/7)                    0.047428727

EFFECTIVE YIELD =                               0.048473446
((1+CURRENT YIELD/12)^12)-1                            4.85%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                               LIQUID ASSETS FUND
                                   S-2 SHARES


                  ENDING                                             EARNINGS
                 DIVIDEND                        SHARES                 PER
                 PAYABLE       EARNINGS        OUTSTANDING             SHARE

24-Dec-97       $6,942.13      $292.61         2,089,101.44
25-Dec-97       $7,234.74      $292.61         2,089,101.44        0.0001400650
26-Dec-97       $7,541.39      $306.65         2,217,634.52        0.0001382780
27-Dec-97       $7,848.04      $306.65         2,217,634.52        0.0001382780
28-Dec-97       $8,154.69      $306.65         2,217,634.52        0.0001382780
29-Dec-97       $8,469.42      $314.73         2,280,266.12        0.0001380234
30-Dec-97       $8,780.61      $311.19         2,255,580.78        0.0001379645
31-Dec-97       $9,150.30      $369.69         2,535,089.77        0.0001458292

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED DECEMBER 31          0.0009767159


BASE PERIOD RETURN =                            0.000976716
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        5.09%
BASE PERIOD RETURN * (365/7)                    0.050928758

EFFECTIVE YIELD =                               0.052134534
((1+CURRENT YIELD/12)^12)-1                            5.21%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                               LIQUID ASSETS FUND
                                    T SHARES


                  ENDING                                             EARNINGS
                 DIVIDEND                        SHARES                 PER
                 PAYABLE       EARNINGS        OUTSTANDING             SHARE

24-Dec-97       $60,180.84    $2,429.03       16,847,910.32
25-Dec-97       $62,609.87    $2,429.03       16,847,910.32        0.0001441740
26-Dec-97       $64,991.49    $2,381.62       16,726,632.87        0.0001423849
27-Dec-97       $67,373.11    $2,381.62       16,726,632.87        0.0001423849
28-Dec-97       $69,754.73    $2,381.62       16,726,632.87        0.0001423849
29-Dec-97       $72,898.57    $3,143.84       22,118,202.45        0.0001421381
30-Dec-97       $77,852.60    $4,954.03       34,869,622.60        0.0001420729
31-Dec-97       $82,960.15    $5,107.55       34,064,152.99        0.0001499391

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED DECEMBER 31          0.0010054789


BASE PERIOD RETURN =                            0.001005479
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        5.24%
BASE PERIOD RETURN * (365/7)                    0.052428542

EFFECTIVE YIELD =                               0.053706917
((1+CURRENT YIELD/12)^12)-1                            5.37%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                               LIQUID ASSETS FUND
                                    I SHARES


                  ENDING                                             EARNINGS
                 DIVIDEND                        SHARES                PER
                 PAYABLE      EARNINGS         OUTSTANDING            SHARE

24-Dec-97       $14,259.53     $608.55         4,029,512.27
25-Dec-97       $14,868.08     $608.55         4,029,512.27        0.0001510232
26-Dec-97       $15,469.31     $601.23         4,028,787.02        0.0001492335
27-Dec-97       $16,070.54     $601.23         4,028,787.02        0.0001492335
28-Dec-97       $16,671.77     $601.23         4,028,787.02        0.0001492335
29-Dec-97       $17,272.10     $600.33         4,029,405.70        0.0001489872
30-Dec-97       $17,861.66     $589.56         3,958,847.60        0.0001489221
31-Dec-97       $18,493.13     $631.47         4,027,522.30        0.0001567887

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED DECEMBER 31          0.0010534218


BASE PERIOD RETURN =                            0.001053422
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        5.49%
BASE PERIOD RETURN * (365/7)                    0.054928423

EFFECTIVE YIELD =                               0.056332593
((1+CURRENT YIELD/12)^12)-1                            5.63%

                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                             MUNICIPAL ASSETS FUND
                                  S SHARES


                  ENDING                                             EARNINGS
                 DIVIDEND                        SHARES                 PER
                 PAYABLE       EARNINGS        OUTSTANDING             SHARE

24-Dec-97       $12,378.04     $524.63         6,357,745.44
25-Dec-97       $12,902.67     $524.63         6,357,745.44        0.0000825182
26-Dec-97       $13,482.36     $579.69         6,767,423.20        0.0000856589
27-Dec-97       $14,062.05     $579.69         6,767,423.20        0.0000856589
28-Dec-97       $14,641.74     $579.69         6,767,423.20        0.0000856589
29-Dec-97       $15,202.04     $560.30         6,604,210.17        0.0000848398
30-Dec-97       $15,733.68     $531.64         6,780,105.74        0.0000784118
31-Dec-97       $16,257.22     $523.54         5,956,311.81        0.0000878967

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED DECEMBER 31          0.0005906432


BASE PERIOD RETURN =                            0.000590643
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        3.08%
BASE PERIOD RETURN * (365/7)                    0.030797823

EFFECTIVE YIELD =                               0.031236296
((1+CURRENT YIELD/12)^12)-1                            3.12%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                             MUNICIPAL ASSETS FUND
                                    T SHARES


                  ENDING                                             EARNINGS
                 DIVIDEND                        SHARES                PER
                 PAYABLE       EARNINGS        OUTSTANDING            SHARE

24-Dec-97       $53,913.71     $2,747.81      30,747,092.66
25-Dec-97       $56,661.52     $2,747.81      30,747,092.66        0.0000893681
26-Dec-97       $59,570.64     $2,909.12      31,447,283.27        0.0000925078
27-Dec-97       $62,479.76     $2,909.12      31,447,283.27        0.0000925078
28-Dec-97       $65,388.88     $2,909.12      31,447,283.27        0.0000925078
29-Dec-97       $68,263.96     $2,875.08      31,357,524.14        0.0000916871
30-Dec-97       $70,532.21     $2,268.25      26,603,248.81        0.0000852621
31-Dec-97       $72,957.17     $2,424.96      25,594,549.64        0.0000947452

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED DECEMBER 31          0.0006385860


BASE PERIOD RETURN =                            0.000638586
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                        3.33%
BASE PERIOD RETURN * (365/7)                    0.033297700

EFFECTIVE YIELD =                               0.033810600
((1+CURRENT YIELD/12)^12)-1                            3.38%


                   COMPUTATION OF CURRENT AND EFFECTIVE YIELD
                             MUNICIPAL ASSETS FUND
                                    I SHARES


                ENDING                                                EARNINGS
               DIVIDEND                        SHARES                   PER
               PAYABLE       EARNINGS        OUTSTANDING               SHARE

24-Dec-97       $16.97         $0.71          7,378.05
25-Dec-97       $17.68         $0.71          7,378.05             0.0000962314
26-Dec-97       $18.41         $0.73          7,378.05             0.0000989421
27-Dec-97       $19.14         $0.73          7,378.05             0.0000989421
28-Dec-97       $19.87         $0.73          7,378.05             0.0000989421
29-Dec-97       $20.60         $0.73          7,378.05             0.0000989421
30-Dec-97       $21.29         $0.69          7,378.05             0.0000935206
31-Dec-97       $22.04         $0.75          7,378.05             0.0001016529

INCOME FOR ONE SHARE FOR THE SEVEN DAYS ENDED DECEMBER 31          0.0006871734


BASE PERIOD RETURN =                          0.000687173
(CHANGE/BEGINNING ACCOUNT VALUE)

CURRENT YIELD =                                      3.58%
BASE PERIOD RETURN * (365/7)                  0.035831187

EFFECTIVE YIELD =                             0.036425525
((1+CURRENT YIELD/12)^12)-1                          3.64%

                           AMCORE VINTAGE FUNDS, INC
            30 DAY SEC YIELD FOR THE PERIOD ENDED SEPTEMBER 30, 1997

                        AMCORE VINTAGE FIXED INCOME FUND


                             534,831.76  Total Income
                             (94,276.99) Total Expenses
                       ----------------
                             440,554.77  Net Income

                         9,911,231.6354  Average Shares
                                 9.9600  Maximum Offering Price
                       ----------------
                        98,715,867.0886  Shareholder Equity

        2((730.91/164,241.9792)+1)^6-1) = 5.42%

________________________________________________________________________________

                          AMCORE VINTAGE BALANCED FUND


                             104,514.15  Total Income
                             (49,129.05) Total Expenses
                       ----------------
                              55,385.10  Net Income

                         3,161,729.7887  Average Shares
                                14.0400  Maximum Offering Price
                       ----------------
                        44,390,686.2333  Shareholder Equity

   2((30,352.27/6,248,692.1844)+1)^6-1) = 1.50%

________________________________________________________________________________


                           AMCORE VINTAGE EQUITY FUND


                             431,347.47  Total Income
                            (417,425.86) Total Expenses
                       -----------------
                              13,921.61  Net Income

                        18,785,787.9387  Average Shares
                                21.1200  Maximum Offering Price
                       ----------------
                       396,755,841.2653  Shareholder Equity

   2((30,352.27/6,248,692.1844)+1)^6-1) = 0.04%

________________________________________________________________________________

                   AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND


                             184,744.40  Total Income
                             (46,854.24) Total Expenses
                       -----------------
                             137,890.16  Net Income

                         4,448,391.7817  Average Shares
                                10.5400  Maximum Offering Price
                       ----------------
                        46,886,049.3791  Shareholder Equity

   2((30,352.27/6,248,692.1844)+1)^6-1) = 3.56%

________________________________________________________________________________

                     AMCORE VITNAGE FIXED TOTAL RETURN FUND


                             207,098.91  Total Income
                             (45,949.44) Total Expenses
                       ----------------
                             161,149.47  Net Income

                         4,107,748.1060  Average Shares
                                 9.9200  Maximum Offering Price
                       ----------------
                        40,748,861.2115  Shareholder Equity

   2((30,352.27/6,248,692.1844)+1)^6-1) = 4.79%

________________________________________________________________________________

                     AMCORE VINTAGE AGGRESSIVE GROWTH FUND


                              61,522.84  Total Income
                            (103,305.20) Total Expenses
                       ----------------
                             (41,782.36) Net Income

                         5,076,886.8558  Average Shares
                                15.9500  Maximum Offering Price
                       ----------------
                        80,976,345.3500  Shareholder Equity

   2((30,352.27/6,248,692.1844)+1)^6-1) = -0.62%

________________________________________________________________________________

                             IMG MUTAL FUNDS, INC.
             30 DAY SEC YIELD FOR THE PERIOD ENDED OCTOBER 31, 1997

                                 IMG BOND FUND
                                 SELECT SHARES

                              15,650.80  Total Income
                              (2,082.81) Total Expenses
                       ----------------
                              13,567.99  Net Income

                           295,465.2140  Average Shares
                                10.1700  Maximum Offering Price
                       ----------------
                         3,004,881.2264  Shareholder Equity

   2((30,352.27/6,248,692.1844)+1)^6-1) = 5.48%

________________________________________________________________________________

                                 IMG BOND FUND
                              Institutional Shares

                              17,574.62  Total Income
                              (1,788.20) Total Expenses
                       ----------------
                              15,786.42  Net Income

                           331,755.5620  Average Shares
                                10.1700  Maximum Offering Price
                       ----------------
                         3,373,954.0655  Shareholder Equity

  2((30,352.27/6,248,692.1844)+1)^6-1) = 5.68%